EXHIBIT 10.20

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NUMBER ONE TO THE
OEM HARDWARE (WITH SOFTWARE) LICENSE AND PURCHASE AGREEMENT
BETWEEN SonicWALL, INC. and CISCO SYSTEMS, INC.

This Amendment Number One to the OEM Hardware (with Software) License and Purchase Agreement between Cisco Systems, Inc. and SonicWALL, Inc., is entered into on this day of June 25 , 2002 by and between SonicWALL, a California corporation, having principal offices at 1160 Bordeaux Drive, Sunnyvale, California 94089-1209 and Cisco Systems, Inc., a California corporation with a place of business at 170 West Tasman Drive, San Jose, California 95134-1706 (“Cisco”).

WHEREAS, on May 28, 2001 Cisco and SonicWALL entered into a OEM Hardware (with Software) License and Purchase Agreement (“Agreement”); and

WHEREAS, the parties desire to establish a new pricing for the SCA2; and

NOW THEREFORE, in consideration of the promises and covenants contained in the Agreement, the parties hereby amend the Agreement as follows:

1.    Cisco and SonicWALL agree to amend the Agreement to add a new product known as the SCA2:

•	Exhibit A-1—Products and Pricing

•	Exhibit B-1—Product Specifications

2.    The parties agree that:

•	Every reference in the Agreement to Exhibit A shall include a reference to Exhibit A-1 and every reference to Exhibit B in the Agreement shall include a reference to Exhibit B-1; and

•	Terms capitalized shall have the meaning assigned to them in the Agreement unless specifically defined herein

3.    Except for terms amended herein, all of the provisions of the Agreement shall remain unchanged and in force. Terms capitalized shall have the meaning assigned to them in the Agreement unless specifically defined herein.

IN WITNESS WHEREOF, the parties have executed this Amendment Number One by persons duly authorized as of the date and year first written above.

SonicWALL, Inc.		Cisco Systems, Inc.

By:	/S/ STEPHEN C. MACRI	By:	/S/ RANDY POND

Name:	Stephen C. Macri	Name:	Randy Pond

Title:	V.P. OEM Sales	Title:	Sr. V.P., WW Mfg. Ops.

Date:	6/25/02	Date:	6/25/02

EXHIBIT A-1
For
SCA2 Product

PRODUCTS; PRICES

PRODUCTS; PRICES

1.    Non-Recurring Engineering Cost (NRE):

NRE Payments. Cisco shall pay the NRE charges at the times and in the amounts as follows: [***]

2.    Products and Prices.

SCA2 Unit cost: [***]

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-1
For
SCA2 Product

Product Specifications

Regulation Requirements:

SonicWall product adheres to the following requirements.

Safety Marks to be applied to product relating to product safety.

UL (1) or CSA for USA and Canada with factory follow-up inspections.

TUV/GS (1) with factory follow-up inspections.

CE marking.

Safety Standards to be applied.

IEC 60950:1999-04, Safety of information technology equipment

EN 60950:2000 Safety of information technology equipment

UL CAN/CSA-C22.2 No. 60950-00

Safety Report Deliverables

UL or CSA test report.

TUV License for GS Mark

CB Scheme Report to IEC 60950 3rd Edition and all national deviations.

Declaration of Conformity to EN 60950:2000

TS001-1997 with AS/NZS3260; incorporating Amendment 1, 2, 3 and 4.

Safety Marks to be applied to product relating to product safety.

UL (1) or CSA for USA and Canada with factory follow-up inspections.

TUV/GS (1) with factory follow-up inspections.

CE marking.

Safety Standards to be applied.

IEC 60950:1999-04, Safety of information technology equipment

EN 60950: 2000 Safety of information technology equipment

UL CAN/CSA-C22.2 No. 60950-00

Safety Report Deliverables

UL or CSA test report.

TUV License for GS Mark

CB Scheme Report to IEC 60950 3rd Edition and all national deviations.

Declaration of Conformity to EN 60950:2000

TS001-1997 with AS/NZS3260; incorporating Amendment 1, 2, 3 and 4.

EMC Marks to applied:
For commercial and other non-domestic
FCC class A, CE, VCCI class A, ICES-003 class A, C-Tick (Aus/NZ)

EMC Standards applied
EMC Emissions
47CFR, part 15, subpart B (FCC-USA) Class A
ICES-003 (IC-Canada) ; 1998 Class A
VCCI (VCCI-Japan) ; V-3/2001.4
EN61000-3-2 ; 2000
EN61000-3-3 ; 1995
CISPR 22; 1997
EN55022 ; 1998 Class A (CE, European Union)
AS/NZS 3548 ;1995 Class A or CISPR 22 :2002
CNS134328 (BSMI)

EMC Immunity
EN55024 ; 1998 (CE, European Union)
CISPR 24; 1997 (International standard for many countries)
EN 61000-4-2, 4 kV Contact, 8 kV Air discharge

EN 61000-4-3, 3 V/m, 80 to 1000 MHz, 80% AM
EN 61000-4-4, 1 kV Mains, 0.5 kV data and control
EN 61000-4-5, 1 kV L to L, 2 kV L to G
EN 61000-4-6, 3 V, 0.15 to 80 MHz, 80% AM
EN 61000-4-8, 1 A/m, 50 Hz
EN 61000-4-11, 0.5 p >95%, 25 p 30%, 250 p >95%

SSL-R (SCA) and SSL-RX (SCA2)
Standards
IEEE 802.3 10Base-T Ethernet
IEEE 802.3u 100Base-TX Fast Ethernet
Data Transfer Rates
Ethernet 10Mbps (half duplex)
20Mbps (full duplex)
Fast Ethernet 100Mbps (half duplex)
200Mbps (full duplex)
Processors
SSL-R (SCA) CPU: PPC8240 250MHz
SSL-RX (SCA2 CPU: IBM750CXE 600MHz
SSL-R (SCA) Crypto: Rainbow FastMap
SSL-RX (SCA2) Crypto: Broadcom 5821
Configuration Software OS Support
Windows NT 4.0; Windows 2K; Red Hat Linux 6.2, 7.0
Dimensions
Length: 10. 5” Height: 1U (1.75”) Width: 19”
Weight (Populated w/PCI insert)
6 lbs. (2.7 kg)
Port Description
Network Ports: Two 10/100Base TX
Console Port: 1 DB9 Serial Port
Reset Switch: Push to reset hardware. Configuration data maintained.
Environmental Operating Range
Temperature: 0° to 40° C (32° 104° F)
Humidity: 10 to 85% non-condensing
Altitude: Up to 3,048 meters (10,000 ft)
Power Requirements
Operating Voltage: 100-240 V 50-60Hz;
Consumption: SSL-R (SCA)—20W; SSLR-X (SCA2) – 30W
Power Supply: Internal redundant power supplies
Network Cabling
Cable Type: UTP Category 5 (100m)
Connector Type: RJ-45
Memory
SSL-R (SCA): 64 MB RAM; 16 MB Flash ROM
SSL-RX (SCA2): 256 MB RAM; 32 MB Flash ROM
Protocols
CSMA/CD Ethernet
Public Key Cryptography Algorithms
RSA—512, 1024, 2048 bit
Encryption Algorithms
3DES, DES, ARC4, ARC2
Hash Algorithms
SHA1, MD5